SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                        Date of report: May 22, 1997

                           US Airways Group, Inc.
                      (Commission file number: 1-8444)

                                    and

                              US Airways, Inc.
                      (Commission file number: 1-8442)
        (Exact names of registrants as specified in their charters)

                                  Delaware
                          (State of Incorporation
                            of both registrants)

                     US Airways Group, Inc.     54-1194634
                      US Airways, Inc.          53-0218143
                      (I.R.S. Employer Identification Nos.)

                                US Airways Group, Inc.
                       2345 Crystal Drive, Arlington, VA  22227
                       (Address of principal, executive offices)
                                    (703) 872-5306
                            (Registrant's telephone number)

                                   US Airways, Inc.
                       2345 Crystal Drive, Arlington, VA  22227
                       (Address of principal, executive offices)
                                    (703) 872-5306
                            (Registrant's telephone number)



Item 5.  Other Events

                    On May 19, 1997, US Airways Group, Inc. ("US
          Airways") exercised its right of first offer (the "ROFO") to repurchase from BA 9,919.8 shares of the Series T-2 Preferred Stock. On May 19, 1997, pursuant to a Stock Purchase Agreement, which is attached hereto as Exhibit 10.1 (the "Stock Purchase Agreement"), by and among US Airways, British Airways Plc ("BA"), and BritAir Acquisition Corp. Inc. ("BritAir"), US Airways agreed to repurchase all 152.1 of the outstanding shares of the Series T-1 Preferred Stock and 1,940.6 shares of the Series F Preferred Stock. The purchase price for the Series T-1 and T-2 Preferred Stock is equivalent to $26.50 for each share of Common Stock into which such preferred stock is convertible and the purchase price for the Series F Preferred Stock is equivalent to $24.63 for each share of Common Stock into which such preferred stock is convertible. On May 22, 1997, pursuant to the ROFO, US Airways repurchased the Series T-2
          Preferred Stock and, pursuant to the Stock Purchase Agreement, repurchased the Series T-1 and the portion of Series F set forth in the Stock Purchase Agreement.

                    In the Stock Purchase Agrement, BA agreed to convert its remaining 28,059.4 shares of the Series F Preferred Stock into Common Stock on or prior to June 3, 1997. On May 22, 1997, the remaining 28,059.4 shares of the Series F Preferred Stock were converted into 14,458,851 shares of Common Stock.

              On May 20, 1997, US Airways Group, Inc. issued a press release, which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

      Designation            Description

         10.1 Stock Purchase Agreement, dated May 19, 1997, by and among US Airways Group Inc., British
                     Airways Plc and BritAir Acquisition Corp. Inc.

         99.1        Press Release entitled "US Airways to
                     repurchase Preferred Shares from BA"


                                 SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                    US Airways Group, Inc.


Date: May 22, 1997                  By:  /s/ Lawrence M. Nagin
                                        -------------------------------
                                             Lawrence M. Nagin
                                             Executive Vice President -
                                             Corporate Affairs & General
                                               Counsel

                                    US Airways, Inc.


Date: May 22, 1997                  By:  /s/ Lawrence M. Nagin
                                        --------------------------------
                                             Lawrence M. Nagin
                                             Executive Vice President -
                                             Corporate Affairs & General
                                                Counsel



                               EXHIBIT INDEX


    Designation            Description                       Page

       10.1       Stock Purchase Agreement, dated May        N/A
                  19, 1997, by and among US Airways
                  Group Inc., British Airways Plc and
                  BritAir Acquisition Corp. Inc.

       99.1       Press Release entitled "US                 N/A
                  Airways to repurchase
                  Preferred Shares from BA"